Exhibit 99.1

(NYSE Listed: PPO) First Quarter 2010 Supplemental Financial Information

These materials include "forward-looking statements". All statements other than statements of historical facts included in these materials that address activities, events or developments that we expect, believe or anticipate will or may occur in the future are forward-looking statements including, in particular, the statements about Polypore International's plans, objectives, strategies and prospects regarding, among other things, the financial condition, results of operations and business of Polypore International and its subsidiaries. We have identified some of these forward-looking statements with words like "believe," "may," "will," "should," "expect," "intend," "plan," "predict," "anticipate," "estimate" or "continue" and other words and terms of similar meaning. These forward-looking statements are based on current expectations about future events affecting us and are subject to uncertainties and factors relating to our operations and business environment, all of which are difficult to predict and many of which are beyond our control. Many factors mentioned in our discussion in these materials will be important in determining future results. Although we believe that the expectations reflected in our forward-looking statements are reasonable, we do not know whether our expectations will prove correct. They can be affected by inaccurate assumptions we might make or by known or unknown risks and uncertainties, including with respect to Polypore International, the following, among other things: the highly competitive nature of the markets in which we sell our products into their own manufacturing process; the failure to continue to develop innovative products; the loss of our customers; the vertical integration by our customers of the production of our products into their own manufacturing process; increases in prices for raw materials or the loss of key supplier contracts; our substantial indebtedness; interest rate risk related to our variable rate indebtedness; our inability to generate cash; restrictions related to the senior secured credit facilities; employee slowdowns, strikes or similar actions; product liability claims exposure; risks in connection with our operations outside the United States; the incurrence of substantial costs to comply with, or as a result of violations of, or liabilities under environmental laws; the failure to protect our intellectual property; the loss of senior management; the incurrence of additional debt, contingent liabilities and expenses in connection with future acquisitions; the adverse impact on our financial condition from restructuring activities; the failure to effectively integrate newly acquired operations; the absence of expected returns from the significant amount of intangible assets we have recorded; the adverse impact from legal proceedings on our financial condition; natural disasters, epidemics, terrorist acts and other events beyond our control; and economic uncertainty and the current crisis in global credit and financial markets. Because our actual results, performance or achievements could differ materially from those expressed in, or implied by, the forward looking statements, we cannot give any assurance that any of the events anticipated by the forward looking statements will occur or, if any of them do, what impact they will have on Polypore International's results of operations and financial condition. You are cautioned not to place undue reliance on these forward looking statements, which speak only as of the date of these materials. We do not undertake any obligation to update these forward looking statements in these materials to reflect new information, future events or otherwise, except as may be required under federal securities laws. Safe Harbor Statement

First Quarter Results (excluding one-time items)* (unaudited) Three Months Ended (in millions, except per share data) Adjusted Adjusted April 3, 2010 April 4, 2009 Net sales $ 145.3 $ 108.9 Cost of goods sold 87.0 65.5 Gross profit 58.3 43.4 Gross profit margin 40.1% 39.9% Selling, general and administrative expenses 26.9 24.5 Operating income 31.4 18.9 Operating income margin 21.6% 17.4% Other (income) expense: Interest expense, net 12.3 14.1 Foreign currency and other (0.5) (0.5) 11.8 13.6 Income before income taxes 19.6 5.3 Income taxes 5.5 1.3 Net Income $ 14.1 $ 4.0 Net Income per share - diluted $ 0.31 $ 0.09 Weighted average shares outstanding - diluted 45.7 44.4 *The adjusted results exclude one-time items and represent non-GAAP financial information. Refer to Exhibits A, B and C for reconciliation from GAAP results to adjusted results.

Segment Results (unaudited, in millions) Three Months Ended Sales April 3, 2010 April 4, 2009 Change Energy storage Lead acid battery separators $ 71.0 $ 56.4 25.9% Lithium battery separators 30.4 17.3 75.7% Total 101.4 73.7 37.6% Separations media Healthcare 28.9 25.0 15.6% Filtration and specialty 15.0 10.2 47.1% Total 43.9 35.2 24.7% Total $ 145.3 $ 108.9 33.4% Gross Profit Energy Storage - $ $ 37.5 $ 26.0 44.2% % sales 37.0% 35.3% Separations Media - $ 20.8 17.4 19.5% % sales 47.4% 49.4% Gross Profit $ 58.3 $ 43.4 34.3% Gross Profit % 40.1% 39.9% Segment Operating Income* Energy storage - $ $ 19.4 $ 9.2 110.9% % sales 19.1% 12.5% Separations media - $ 12.5 10.0 25.0% % sales 28.4% 28.4% Corporate - $ (0.5) (0.3) % sales -0.3% -0.3% Segment operating income $ 31.4 $ 18.9 66.1% Segment operating income % 21.6% 17.4% * See Exhibit D for a reconciliation of Segment Operating Income to Income Before Income Taxes

EXHIBITS

Exhibit A First Quarter 2010 Results (unaudited) Three Months Ended April 3, 2010 (in millions, except per share data) As Reported Adjustments As Adjusted Net sales $ 145.3 $ - $ 145.3 Cost of goods sold 87.0 - 87.0 Gross profit 58.3 - 58.3 Selling, general and administrative expenses 27.2 0.3 a 26.9 Business restructuring 0.5 0.5 b - Operating income 30.6 (0.8) 31.4 Other (income) expense: Interest expense, net 12.3 - 12.3 Gain on sale of Italian subsidiary (3.3) (3.3) c - Foreign currency and other (0.5) - (0.5) 8.5 (3.3) 11.8 Income before income taxes 22.1 2.5 19.6 Income taxes 4.6 (0.9) d 5.5 Net Income $ 17.5 $ 3.4 $ 14.1 Net Income per share - diluted $ 0.38 $ 0.07 $ 0.31 Weighted average shares outstanding - diluted 45.7 45.7 Please see Exhibit C for description of adjustments

Exhibit B First Quarter 2009 Results (unaudited) Three Months Ended April 4, 2009 (in millions, except per share data) As Reported Adjustments As Adjusted Net sales $ 108.9 $ - $ 108.9 Cost of goods sold 65.5 - 65.5 Gross profit 43.4 - 43.4 Selling, general and administrative expenses 25.2 0.7 a 24.5 Business restructuring 0.6 0.6 b - Operating income 17.6 (1.3) 18.9 Other (income) expense: Interest expense, net 14.1 - 14.1 Foreign currency and other (0.5) - (0.5) 13.6 - 13.6 Income before income taxes 4.0 (1.3) 5.3 Income taxes 1.0 (0.3) d 1.3 Net Income $ 3.0 $ (1.0) $ 4.0 Net Income per share - diluted $ 0.07 $ (0.02) $ 0.09 Weighted average shares outstanding - diluted 44.4 44.4 Please see Exhibit C for description of adjustments

Exhibit C Description of adjustments a FTC-related costs incurred due to the ongoing litigation concerning the acquisition of Microporous. b Charges associated with the 2008 and 2009 business restructuring plans. c Gain on sale of Italian subsidiary d Impact of above items (a - c) on provision for income taxes. Note - All the above adjustments relate to the Company's Energy Storage segment.

Exhibit D Reconciliation of Segment Operating Income Reconciliation of Segment Operating Income to Income Before Income Taxes (unaudited, in millions) Three Months Ended April 3, 2010 April 4, 2009 Operating income: Energy storage $ 19.4 $ 9.2 Separations media 12.5 10.0 Corporate (0.5) (0.3) Total segment operating income 31.4 18.9 Business restructuring 0.5 0.6 Non-recurring costs 0.3 0.7 Total operating income 30.6 17.6 Reconciling items: Interest expense 12.3 14.1 Gain on sale of Italian subsidiary (3.3) - Foreign currency and other (0.5) (0.5) Income before income taxes $ 22.1 $ 4.0